SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549





                                  FORM 8-K
                               CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  May 6, 1998





                           McDONALD'S CORPORATION
           (Exact name of Registrant as specified in its Charter)



       Delaware                     1-5231              36-2361282
  (State of Incorporation)   (Commission File No.)    (IRS Employer
                                                      Identification No.)



                            One McDonald's Plaza
                          Oak Brook, Illinois 60523
                               (630) 623-3000
          (Address and Phone Number of Principal Executive Offices)

  Item 5.   Other Events.

  On May 11, 1998, McDonald's Corporation issued $250,000,000 5.90% REset Put Securities due 2011.

  (c)  Exhibits

       1 Underwriting Agreement dated May 6, 1998, by and among McDonald's Corporation, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Brothers Inc

       4(a) Supplemental Indenture No. 2, dated as of May 11, 1998, supplemental to the Senior Debt Securities Indenture dated as of October 19, 1996, between McDonald's Corporation and First Union National Bank, as Trustee

       4(b) Specimen Debt Security

       8    Tax Opinion

       23 Consent of Cleary, Gottlieb, Steen & Hamilton, special United States tax counsel to McDonald's Corporation, is included in
            Exhibit 8.

                                  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                McDONALD'S CORPORATION

                                (Registrant)


                                By:  /s/ Gloria Santona
                                     ------------------------------
                                     Gloria Santona
                                     Vice President, Deputy General Counsel
                                     and Secretary

                                Exhibit Index


  Exhibit
  No.       Description of Exhibit

  1 Underwriting Agreement dated May 6, 1998, by and among McDonald's Corporation, Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Brothers Inc

  4(a) Supplemental Indenture No. 2, dated as of May 11, 1998, supplemental to the Senior Debt Securities Indenture dated as of October 19, 1996, between McDonald's Corporation and First Union National Bank, as Trustee

  4(b)      Specimen Debt Security

  8         Tax Opinion

  23 Consent of Cleary, Gottlieb, Steen & Hamilton, special United States tax counsel to McDonald's Corporation, is included in
            Exhibit 8.